UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of BorgWarner Inc. (the “Company” or “BorgWarner”) was held on Wednesday, April 26, 2023. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Election of Sara A. Greenstein, Michael S. Hanley, Frédéric B. Lissalde, Shaun E. McAlmont, Deborah D. McWhinney, Alexis P. Michas, Sailaja K. Shankar, and Hau N. Thai-Tang to the Board of Directors:

	For	Against	Abstention	Broker Non-Votes
Greenstein	190,627,664	3,547,471	175,781	13,818,106
Hanley	192,492,097	1,680,131	178,688	13,818,106
Lissalde	193,626,131	545,206	179,579	13,818,106
McAlmont	190,172,948	3,540,844	637,124	13,818,106
McWhinney	189,826,316	4,350,932	173,668	13,818,106
Michas	179,927,645	14,248,911	174,360	13,818,106
Shankar	193,051,686	1,118,638	180,592	13,818,106
Thai-Tang	193,484,803	684,137	181,976	13,818,106

(b) Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
179,505,117	14,546,724	299,075	13,818,106

(c) Approval, on an advisory basis, of the frequency of voting on named executive officer compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
181,220,189	111,324	12,830,132	189,271	13,818,106

In light of the advisory vote, the Company has decided to continue its practice of including an advisory stockholder vote on the compensation of executives in its proxy materials every year until the next required vote on the frequency of such votes.

(d) Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2023:

For	Against	Abstain
201,597,194	6,432,463	139,365

(e) Approval of the BorgWarner Inc. 2023 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
178,779,067	15,353,404	218,445	13,818,106

(f) Stockholder proposal to change the ownership threshold to call a special meeting of the stockholders:

For	Against	Abstain	Broker Non-Votes
84,485,984	109,604,506	260,426	13,818,106

(g) Stockholder proposal to request the Board of Directors to publish a Just Transition Report:

For	Against	Abstain	Broker Non-Votes
61,160,764	129,810,952	3,379,200	13,818,106

Item 7.01 Regulation FD Disclosures

On April 26, 2023, the Board of Directors of the Company declared a quarterly cash dividend of $0.17 per share of the Company's common stock. The dividend is payable on June 15, 2023 to stockholders of record on June 1, 2023.

On April 27, 2023, the Company issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release dated April 27, 2023
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: April 27, 2023	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary